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EXHIBIT 99c


                                             NASCENT WINE COMPANY/PIANCONE GROUP

                                                  PRO FORMA FINANCIAL STATEMENTS



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                                             NASCENT WINE COMPANY/PIANCONE GROUP
                                                         PRO FORMA BALANCE SHEET
                                                               DECEMBER 31, 2005


Assets
Current Assets
           Cash                                                    $     66,778
           Accounts Receivable                                          978,530
           Inventory                                                    263,096
           Prepaid Expenses and Deposits                                 91,629
                                                                   ------------

           Total Current Assets                                       1,400,033

Fixed Assets                                                             29,211

Other Assets
           Note Receivable                                               57,500
           Investment                                                 7,875,000
                                                                   ------------

           Total Other Assets                                         7,932,500
                                                                   ------------

Total Assets                                                       $  9,361,744
                                                                   ============

Liabilities and Stockholders' Equity

Current Liabilities
           Accounts Payable                                        $  1,365,217
           Accrued Expenses                                             429,942
           Loans Payable                                                 82,418
           Loans from Stockholders                                    2,167,522
                                                                   ------------

Total Liabilities                                                     3,962,681

Stockholders Equity
           Common Stock, .001 par value, 195,000,000 shares
authorized; issued and outstanding 36,828,400                            36,828
           Additional Paid In Capital                                19,876,926
           Comprehensive Income                                          11,701
           Retained Deficit                                         (14,526,392)
                                                                   ------------

Stockholders Equity                                                   5,399,063
                                                                   ------------

Total Liabilities and Stockholders Equity                             9,361,744
                                                                   ============

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                                            NASCENT WINE COMPANY/PIANCONE GROUP
                                              PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


Sales                                                              $  3,078,760

Cost of Sales                                                         2,431,795
                                                                   ------------

Gross Profit                                                            646,965

General and Administrative Expenses                                   1,306,163
Interest Expense                                                        560,096
Impairment of Acquisition                                            11,985,000
                                                                   ------------

Total Expenses                                                       13,851,259

Net Loss                                                            (13,204,294)


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                                                                                     NASCENT WINE COMPANY/PIANCONE GROUP
                                                                              PRO FORMA STATEMENT OF STOCKHOLDERS EQUITY
                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2005


                                          Shares        Par Value     APIC            C/I          R/E           Total

Balance December 31, 2005               4,328,400         4,328        34,426                  (1,322,098)    (1,283,344)

Adjustment for Currency Translation                                                  11,701                       11,701

Shares Issued For Distribution         17,500,000        17,500     7,857,500                                  7,875,000

Shares Issued for Acquisition          15,000,000        15,000    11,985,000                                 12,000,000

Net Loss                                                                                      (13,204,294)   (13,204,294)

Pro-Forma Balance December
31, 2005                               36,828,400        36,828    19,876,926        11,701   (14,526,392)     5,399,063



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                       NASCENT WINE COMPANY/PIANCONE GROUP
                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS


BASIS OF PRESENTATION
---------------------

The accompanying pro-forma financial statements have been prepared assuming the transaction between Nascent Wine Company, Inc. and Piancone Group International, Inc. and Subsidiaries completed their transaction as of the most recent year end which would have been December 31, 2005. All inter-company transactions have been eliminated in consolidation. These financial statements are filed with the appropriate 8K filing describing the transaction. Readers of this financial statement should review it in conjunction with the various unaudited 10qsb filings as well as the appropriate 10ksb audited financial statements of Nascent Wine Company. Separate financial statements on Piancone Group are also available on separate 8k filings. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2005 have been omitted.

Nascent Wine Company (the Parent) is a publicly OTC.BB company specializing in importing and distribution of food and beverage products in Mexico and the United States. It trades under the symbol NCTW.

Piancone Group International, Inc. ("the Company") was incorporated in the State of Nevada on January 24, 2001.

In December 2004 the Company merged all of the operations of Euro Cheese Co., USA (Euro USA) into Piancone Group International, Inc. Euro USA transferred its shares in Euro Cheese Co. S.A. de C.V. (Euro Mexico) into the Company. The company disposed of the stock held in Euro USA on December 31, 2004.

Euro Mexico in May 2004 transferred its operations to US Alimentos Co. S. de R.L. de C.V. (Alimentos) a wholly owned subsidiary of the Company and became inactive.

During two years ended December 31, 2005, the Company acquired an investment in and disposed of US Hotel & Restaurant Supply Mexico S. de R.L. de C.V. (Hoteles). Hoteles has not been included in the consolidated financial statements, as it was disposed of prior to the year end is inconsequential to the results.

DESCRIPTION OF BUSINESS
-----------------------

The Parent is a food and beverage distributor throughout Mexico and the United States.

The Company operates a food wholesaling business in Mexico through Alimentos.

Alimentos is located in Tijuana and is very specialized niche food service distributor located within the frontier zone of Mexico offering 900 plus gourmet specialty food service items to the foodservice trade. Superior customer service, an excellent distribution network, and greater variety of top quality imported food products, supplies and equipment are featured.

The distribution center offer restaurants, hotels, bakeries resorts, pizza shops, schools and other food service establishments the largest variety of products locally available. A customized order/shopping list for recurring customers makes it easier for orders to be taken by the experienced sales representatives.

The Company also operates as a broker for companies in Mexico financing purchases in the United States, receiving the merchandise and transporting it into Mexico.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------


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                       NASCENT WINE COMPANY/PIANCONE GROUP
                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS


PRINCIPLES OF CONSOLIDATION
---------------------------

The accompanying consolidated financial statements include the accounts of the parent and its wholly owned subsidiaries, Alimentos and Euro Mexico and Piancone Group.

The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION
-------------------

The Parent recognized revenue when the earnings process is complete. This generally occurs when the products are shipped to the customer in accordance with terms of the agreement, title and risk of loss have been transferred, collection is reasonable assured, and pricing is fixed or determinable.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
-------------------------------

The Parent has not had sufficient experience with bad debts to establish a policy. However, the Company considers certain accounts to be in doubt and has provided an allowance of $22,577 at September 30, 2006

INVENTORY
---------

Substantially all inventories consist of food products and related supply items for distribution to food service trade. Inventories are valued at cost, as determined by the first-in, first-out method; in the aggregate, such valuations are not in excess of market.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to seven years.

IMPAIRMENT OF LONG-LIVED ASSETS
-------------------------------

The Parent reviews the carrying value of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Parent has impaired 100% of its acquisition of Piancone Group and recognized a loss in the pro forma financial statements.

USE OF ESTIMATES
----------------

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES
------------

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

NET LOSS PER SHARE
------------------

In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.


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                       NASCENT WINE COMPANY/PIANCONE GROUP
                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS


FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------

Financial instruments consist principally of cash and payables. The estimated fair value of these instruments approximate their carrying value.

FOREIGN CURRENCY TRANSLATION
----------------------------

The Company translates the foreign currency financial statements of its foreign operations by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Translation gains and losses are recorded in stockholders' equity and realized gains and losses are reflected in operations. The translation exchange gains
(loss) for the nine months ended September 30, 2006 was $98,737.

RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------

The Company has reviewed recent accounting pronouncements that have been adopted and have concluded that they will not have any material impact on its financial statements.

4.  INVESTMENT
    ----------

The Parent has recognized an investment on the purchase of its distribution rights for Miller Brewing Products in B.C. Mexico. The investment has been recorded at the market price of the stock or .45 cents per share of 17,500,000 shares.

The Parent also recorded an investment for the purchase of substantially all of Piancone Group's assets and liabilities for 15,000,000 fully paid restricted shares valued at a market price at the time of closing at .80 per share. The Parent has fully impaired this acquisition and recognized a loss in the Statement of Operations.

5.  GOING CONCERN
    -------------

The accompanying consolidated pro forma financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the parent as a going concern. However, the Parent and Subsidiaries have not attained profitability and their continuance is dependent on equity and debt contributions. No adjustments have been made to these financial statements to reflect the outcome of the above uncertainty.

6.  PROPERTY AND EQUIPMENT
    ----------------------

Property and equipment consist of the following:

                                                                          2005
                                                                         -------

           Machinery and equipment                                       $23,374
           Transportation equipment                                        6,500

                                                                         -------

           Total property and equipment                                   29,874
           Less: accumulated depreciation                                    663
                                                                         -------

           Net property and equipment                                    $29,211
                                                                         =======


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                       NASCENT WINE COMPANY/PIANCONE GROUP
                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS


7.  CAPITAL STOCK
    -------------

COMMON STOCK
------------

For Pro-Forma presentation the Common Stock has been presented from the balance at December 31, 2005 for the Parent adding the effects of the transactions contemplated. The Parent has adopted SFAS No. 123, Accounting For Stock-Based Compensation, accounting using the fair value method.

8.  INCOME TAXES
    ------------

No provision for income taxes have been made to these pro forma financials, as the Parent has incurred losses. Deferred tax assets have not been accounted for as the parent can not at this time expect that benefit to be realized.

9.  OPERATING LEASES
    ----------------

OPERATING LEASES
----------------

The Company leases its facilities in Mexico and in San Diego, California.


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                       NASCENT WINE COMPANY/PIANCONE GROUP
                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS


10.  RELATED PARTY TRANSACTIONS
     --------------------------

The Company had the following loans from stockholders.


                                                                      ----------

           Loans from stockholders                                    $2,167,522

           Less: Current portion                                       2,167,522
                                                                      ----------

           Long term portion                                          $       --
                                                                      ----------

                                                                      ==========

The loans have various due dates and contain interest rates ranging from 0% to 49%.

The Parent entered into two related party transactions with Piancone Group. The first involved the purchase of the distribution rights for the sale of Miller Beer in Mexico and the second involving the purchase of substantially all the assets and liabilities of Piancone Group. The Parent has recognized as an investment the purchase of the distribution rights and impairs 100% of the acquisition of Piancone Group for the sale of its distribution rights as noted in Note 4. The Parent's major shareholders holding approximately 38% are the same shareholders owning approximately 48% of the Company, Piancone Group.



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